UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     November 27, 2012 (November 26, 2012)
                Date of Report (Date of earliest event reported)


                                  AMINCOR, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                       000-49669                 30-0658859
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

1350 Avenue of the Americas, 24th FL, New York, NY                 10019
   (Address of principal executive offices)                      (Zip Code)

                                 (347) 821-3452
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))
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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
          CERTAIN OFFICERS

On November 26, 2012, Robert L. Olson, an officer and Director of Amincor, resigned from his position as Chief Financial Officer of Amincor, effective immediately. Mr. Olson will remain a Director of Amincor. Amincor will immediately begin a search for a new Chief Financial Officer.

Mr. Olson's resignation from Amincor was not tendered in connection with any disagreement with Amincor on any matter relating to the Amincor's operations, policies or practices. Rather, Mr. Olson will remain within the Amincor portfolio and become the Chief Financial Officer of Tyree Holdings Corp., a subsidiary of Amincor.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMINCOR, INC.

Date: November 27, 2012

                                            By: /s/ John R. Rice, III
                                               ---------------------------------
                                               John R. Rice, III
                                               President



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